Filed pursuant to Rule 497 File no. 333-216665 Rule 482 ad

Monroe Capital Corporation Completes Public Offering of Common Shares

CHICAGO, Ill. – June 14, 2017 – Monroe Capital Corporation (the “Company”) (NASDAQ: MRCC) announced today the completion of an upsized underwritten public offering of 3,450,000 shares of its common stock (including 450,000 shares of its common stock sold as a result of the underwriters’ exercise of their option to purchase additional shares of common stock to cover over-allotments) at a public offering price of $15.00 per share, raising approximately $51.8 million in gross proceeds.

The Company intends to use the net proceeds from the offering to repay indebtedness, to invest in portfolio companies in accordance with its investment objectives and for other general corporate purposes. The Company will also pay operating expenses, including management and administrative fees, and may pay other expenses from the net proceeds of this offering.

Raymond James & Associates, Inc., Robert W. Baird & Co. Incorporated and Janney Montgomery Scott LLC served as joint book-running managers for the offering. William Blair & Company, L.L.C., Wunderlich Securities, Inc., BB&T Capital Markets, a division of BB&T Securities, LLC, National Securities Corporation, Oppenheimer & Co. Inc., Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE MKT: LTS), and FBR Capital Markets & Co. served as co-managers for the offering.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of the Company before investing. The prospectus supplement dated June 9, 2017, and the accompanying prospectus dated April 28, 2017, which have been filed with the Securities and Exchange Commission, contain this and other information about the Company and should be read carefully before investing.

The offering was made only by means of a prospectus supplement and an accompanying prospectus, copies of which may be obtained from the Prospectus Departments of any of the following investment banks: Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716 or prospectus@raymondjames.com; Robert W. Baird & Co. Incorporated., Attn: Prospectus Department, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 or syndicate@rwbaird.com; or Janney Montgomery Scott LLC, Attn: Equity Capital Markets Group, 60 State Street, Boston, Massachusetts 02109 or prospectus@janney.com.

ABOUT MONROE CAPITAL CORPORATION
Monroe Capital Corporation is a publicly-traded specialty finance company that principally invests in senior, unitranche and junior secured debt and, to a lesser extent, unsecured debt and equity investments in middle-market companies. The Company’s investment objective is to maximize the total return to its stockholders in the form of current income and capital appreciation. The Company’s investment activities are managed by its investment adviser, Monroe Capital BDC Advisors, LLC, which is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and an affiliate of Monroe Capital LLC. To learn more about Monroe Capital Corporation, visit www.monroebdc.com.

ABOUT MONROE CAPITAL LLC
Monroe Capital LLC is a leading provider of senior and junior debt and equity co-investments to middle-market companies in the U.S. and Canada. Investment types include unitranche financings, cash flow and enterprise value based loans, asset based loans, acquisition facilities, mezzanine debt, second lien or last-out loans and equity co-investments. Monroe Capital LLC prides itself on its flexible investment approach and its ability to close and fund transactions quickly. Monroe Capital LLC is committed to being a value-added and user-friendly partner to owners, senior management and private equity sponsors. Monroe Capital LLC has been recognized by Private Debt Investor as the 2016 Lower Mid-Market Lender of the Year; M&A Advisor as the 2016 Lender Firm of the Year; Global M&A Network as the 2016 Small Middle Markets Lender of the Year; and the U.S. Small Business Administration as the 2015 Small Business Investment Company (SBIC) of the Year. To learn more about Monroe Capital LLC, visit www.monroecap.com.

FORWARD-LOOKING STATEMENTS
This press release may contain certain forward-looking statements. Any such statements, other than statements of historical fact, are likely to be affected by other unknowable future events and conditions, including elements of the future that are or are not under the Company’s control, and that the Company may or may not have considered; accordingly, such statements cannot be guarantees or assurances of any aspect of future performance. Actual developments and results are highly likely to vary materially from these estimates and projections of the future. Such statements speak only as of the time when made, and the Company undertakes no obligation to update any such statement now or in the future.

SOURCE:	Monroe Capital Corporation

Investor Contact:	Aaron D. Peck
Chief Investment Officer and Chief Financial Officer
Monroe Capital Corporation
(312) 523-2363
Email: apeck@monroecap.com

Media Contact:	Emily Stoermer
BackBay Communications
(617) 391-0801
Email: emily.stoermer@backbaycommunications.com